UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2020

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Common Stock, $0.01 par value per share	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Teradata Incentive Stock Purchase Plan; Intent to Commence Offering Thereunder

On May 29, 2020, the Board of Directors (the “Board”) of Teradata Corporation (“Teradata” or the “Company”) adopted the Teradata Incentive Stock Purchase Plan (the “ISPP”), effective as of June 1, 2020. The ISPP provides eligible employees with an opportunity to purchase shares of Teradata common stock, par value $0.01 per share (“Shares”), from the Company at fair market value using cash compensation that is otherwise due under the Company’s annual incentive programs. The ISPP is intended to encourage employee ownership of Shares and to benefit Teradata by improving its financial position during this time of global pandemic. The Compensation and Human Resource Committee of the Board (the “Committee”) shall determine the employees of the Company or a subsidiary of the Company who are eligible to participate in the ISPP.

The aggregate number of Shares which may be purchased under the ISPP shall not exceed a total of 900,000 shares, subject to adjustment as provided in the ISPP. The Shares purchased and issued under the ISPP will consist of authorized and unissued shares. The ISPP is scheduled to terminate on June 1, 2021, unless earlier terminated pursuant to the terms of the ISPP. The Board or the Committee may terminate the ISPP or any offering thereunder at any time.

The ISPP is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the Listed Company Manual of the New York Stock Exchange (“NYSE”), and, as such, stockholder approval is not required for the ISPP.

On June 3, 2020, Teradata expects to commence an offering under the ISPP pursuant to which U.S.-based employees at director level and above who were participants in the Company’s 2020 Annual Incentive Plan as of June 1, 2020, and members of the Teradata executive leadership team who are participants in the Company’s Management Incentive Plan, including Stephen McMillan, the Company’s incoming President and Chief Executive Officer effective June 8, 2020, will have the opportunity to purchase Shares in lieu of receiving 100% of their cash compensation under the applicable 2020 annual incentive plan. Participation in the offering by eligible employees is voluntary, and the election period shall run from June 3, 2020 through June 15, 2020. Eligible employees may participate in the ISPP by executing and delivering a stock purchase agreement in the form approved by the Committee (the “ISPP Purchase Agreement”). The purchase price of each Share sold to participants in this offering shall be 100% of the closing sale price per Share on the purchase date as reported on the NYSE. The purchase date for the offering shall be the date that annual incentive compensation is otherwise payable in cash to participants, which is expected to be on or about February 25, 2021.

Adoption of Teradata New Employee Stock Inducement Plan

On May 29, 2020, the Board adopted the Teradata New Employee Stock Inducement Plan (the “NESIP”), effective as of June 1, 2020. Pursuant to the NESIP, the Company may grant equity incentive compensation as a material inducement for certain individuals to commence employment with Teradata within the meaning of Rule 303A.08 of the NYSE Listed Company Manual. Awards granted under the NESIP may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards or any combination of those awards. The only individuals eligible to receive grants of awards under the NESIP are individuals who satisfy the standards for “inducement awards” under Rule 303A.08 of the NYSE Listed Company Manual.

A total of 550,000 Shares are reserved for grant under the NESIP, subject to adjustment as provided in the NESIP. Shares issued under the NESIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. The NESIP shall be administered by the Committee. The NESIP is scheduled to terminate on June 1, 2023, or such earlier date that the Board shall determine.

The NESIP is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the NYSE Listed Company Manual, and, as such, stockholder approval is not required for the NESIP.

The foregoing is only a brief description of the above-specified compensation arrangements and is qualified in its entirety by reference to the ISPP, the form of ISPP Purchase Agreement and the NESIP, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, the Company’s plans to commence an offering under the ISPP and the timing thereof, the expected benefits to the Company of the offering under the ISPP, and other statements that are not historical facts. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including risks and uncertainties relating to: the Company’s ability to commence and complete the offering under the ISPP and issue Shares to participants on the purchase date, including within the expected timeframe; the level of participation in the offering under the ISPP by eligible employees; the extent to which the Company is able to achieve the intended benefits from the offering under the ISPP, including improvement of the Company’s financial position; and other factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

10.1*	Teradata Incentive Stock Purchase Plan.

10.2*	Form of Teradata Incentive Stock Purchase Plan Stock Purchase Agreement.

10.3*	Teradata New Employee Stock Inducement Plan.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

*	Management contracts or compensatory plans, contracts or arrangements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel

Dated: June 2, 2020